                                                                    EXHIBIT 99.A



                      MERRION REINSURANCE COMPANY LIMITED



            [MERRION REINSURANCE COMPANY LIMITED LOGO APPEARS HERE]






                             ANNUAL REPORT 1995/96

                                             TABLE OF CONTENTS



                            CHAIRMAN'S STATEMENT                              3

                            CURRENT OPERATIONS PROFILE                        4

                            AUDITOR'S REPORT                                  5

                            STATEMENT OF DIRECTORS' RESPONSIBILITIES          6

                            GENERAL BUSINESS REVENUE ACCOUNT                  7

                            PROFIT AND LOSS ACCOUNT                           8

                            BALANCE SHEET                                     9

                            NOTES TO THE ACCOUNTS                             11

                            FUTURE OPERATIONS PROFILE                         13

                            BOARD OF DIRECTORS                                14

                            COMPANY OFFICES                                   15

CHAIRMAN'S STATEMENT

[CHAIRMAN'S PHOTO APPEARS HERE]

I would like to commence my report this year by once again thanking the many people who have over the last year worked extremely hard to achieve the results that are represented in this financial statement.

The Members of the Board of Directors have decided to seek a quotation on the NASDAQ exchange and in this context I am pleased to report that filings with the Securities and Exchange Commission are well under way and we anticipate the matter being concluded before the end of 1996.

In addition to the many advantages of being a Public Quoted Stock Company, and to meet the increasing demand, the Board of Directors have decided to increase the capital of the Company to Twenty Five Million Dollars. In this respect all necessary contractual arrangements are being made. It will of course allow a greater amount of capacity to be made available. In addition it will allow us to complete certain new products which we intend to market by the end of the year and to concentrate on the continued development of new areas of business which were commenced by this Company some six months ago. It is felt that the full extent and benefit from this new business will not have worked through the system for at least another six months, the full effect of which will be reflected in the financial statement of next year. It is sufficient to say that it is working and working well.

There will be some internal changes within the existing structure of the Company. Regretfully, Mr. Samuel Pais is standing down as a Director for personal reasons, effective the 16th of September. I feel that I can speak for all who have known him in saying that he will be sadly missed.

Effective as of the 19th August the Company has appointed Mr. Francois
Verkaeren as an Executive Director of the Company, with the responsibility of prospering the General Insurance Portfolio and exercising administrative control of same. Mr. Verkaeren was a former Company Secretary and Manager of L'Etoile 1905 SA and was the Financial Controller of The Continental Insurance Company, responsible for the Benelux Countries, Denmark and France.

In addition we have brought Mr. Alexander Balysz from being a Non Executive Director to that of a full Executive Director effective as of the 19th August, with the responsibility for extending a new product which we introduced some four months ago.

Effective as of the 19th August we have also brought Mr. Michael Glynos from being a Non Executive Director to a full Executive Director with the responsibility for building a Marine Book.

We have made a further addition to our team in Mr. Ashley Gordon who will assume the executive responsibility of furthering our South American Portfolio, as well as becoming a Non Executive Director.

These changes are being made to strengthen the Board of the Company and to ensure that sufficient direction and emphasis in relation to continued expansion is maintained.

Finally, and with some regret, I am taking this opportunity to state that I am standing down as Chairman of this Company effective as of the 16th September 1996 and from that date I will not hold any executive or managerial positions with the Company or its affiliates. I have been in continuous employment for over Fifty Two years and feel that with the continued expansion of the Company, its direction is better served by younger people. Mr. Michael Glynos will act as honorary Chairman effective as of that date until such time as the Company has settled down into its new role as a Public Quoted Company. The experience of Mr. Glynos, being a retired Vice President of the Bank of America will stand this Company in good stead during the coming years.

Leslie G. Hursey,

Chairman.

CURRENT OPERATIONS PROFILE

The change in emphasis that was highlighted during the last financial period, wherein the operating structure lends itself to the provision of treaty protections, has continued and has seen a further swing away from facultative submissions. Whilst this has kept within the parameters set for the underwriting team, it is intended that there should be continued effort on the facultative book as this is an ideal introduction to some of the new markets that are being opened by the Company.

The emphasis on Treaty business and the success in this area is shown by the split of lines written during the year, wherein facultative business as a percentage of the total bound dropped to just over a quarter as shown below.




                         [GRAPHIC DESCRIPTION TO COME]




As outlined above the intention is to open new markets to the Company and as such the facultative book will figure more in the coming year. The split is perceived to alter due to this enlargement of the Company's underwriting capacity to the levels seen previously.

In pursuing the generation of new business there has been an emphasis on restraint, as it is all too easy to merely expand in a market without regard to the overall position of the business. This type of growth normally stems from the diversification of the operating centres of a Company, and it is one of the main areas that Merrion has tried to avoid in its pursuit of growth.

The overriding goal has been, and will continue to be, the maintenance of balance, and spread, within the portfolio. The maintenance of such balance lends itself to the ongoing profitability of the business and reinforces the Company's position against swings in the business cycle that inevitably affect the growth and profitability of all industry sectors let alone single Companies.

To this end, and as shown below, the Company's underwriting is designated to provide a geographically balance book wherein such concerns are dealt with as a whole.




                         [GRAPHIC DESCRIPTION TO COME]




The graphic portrays how the portfolio maintains a manageable concentration in areas for which we have specific expertise, and in detail shows how the Company is aware and takes action against possible areas of concentration and unnecessary aggregation of risks as shown by the reduction of European concentration. Of course if the portfolio were perfectly spread there would be no more than a straight line, however such a panacea is impossible to achieve and so there must be a coherent plan to protect the portfolio against the overburden of any geographic or risk area.

AUDITOR'S REPORT

To the shareholders of Merrion Reinsurance Company Limited

We have audited the financial statements on pages 7 to 10 which have been prepared under the historical cost convention.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The Company's Directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing standards issued by the Auditing Practices Board. An audit includes examination on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimated and judgements made by the Directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 30th June 1996 and of its results for the year then ended and have been properly prepared in accordance with the Companies Acts 1963 to 1990.

We have obtained all the information and exploration we consider necessary for the purpose of our audit. In our opinion, proper books of account have been kept by the company. The financial statement are in agreement with the books of account.

In our opinion, the information given in the Directors' report on page 6 is consistent with the financial statements.

The net assets of the company as stated in the balance sheet on page 9 are more than half of the amount of its called up share capital and on that basis there did not exist at 30th June 1996 a financial situation which under section 40(I) of the Companies (Amendment) Act 1983, would require the convening of an extraordinary general meeting of the company.



                                        /s/ P.J. DUNNE & CO
                                            ------------------------------------
                                            P.J. DUNNE & CO
                                            CERTIFIED PUBLIC ACCOUNTANTS
                                            REGISTERED AUDITORS
                                            20, UPPER MERRION STREET
                                            DUBLIN 2

26th August 1996.

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the Directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and of the profit or loss of the Company for that period. In preparing those financial statements, the Directors are required to:

 .  select suitable accounting policies and then apply them consistently;

 .  make judgements and estimates that are reasonable and prudent;

 . state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

 . prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies act 1963-90. They are also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

STATEMENT BY THE DIRECTORS:

We certify that the audit report set out on page 5 contains a true audit report within the meaning of section 18 of the Companies (Amendment) Act of 1986.




                                        /s/ (Signature illegible) Director


                                        /s/ (Signature illegible) Director


                                        26th August 1996

GENERAL BUSINESS REVENUE ACCOUNT

YEAR ENDED 30TH JUNE 1996

                                        Note          1996              1995
                                                       $                 $

Gross Premium Income                      1        18,835,580        15,808,790

Premium Retroceeded                                   (50,000)              -

                                                   ----------        ----------

Net Premiums Written                               18,785,580        15,808,790

Losses Paid                                        (7,871,632)              -

Commission and Brokerage                           (5,759,920)       (3,991,603)

                                                   ----------        ----------

Transfer to Profit and Loss Account                 5,154,028        11,817,187

                                                   ----------        ----------

                                                                               7

PROFIT AND LOSS ACCOUNT

YEAR ENDED 30TH JUNE 1996

                                                 Note     1996          1995
                                                           $             $
Investment Gain                                          627,350          -

Transfer from General Business Revenue Account         5,154,028     11,817,187

Less Provision for Outstanding Losses                 (3,193,732)    (6,828,296)

                                                      ----------     ----------

                                                       2,587,646      4,988,891

Administration Expenses                                 (478,720)      (395,055)

Acquisition Costs                                            -         (196,048)

Loss on Exchange                                         (40,541)        (7,912)

Bad Debts                                                    -         (210,000)

Depreciation                                             (58,810)       (75,513)

                                                      ----------     ----------

Profit/(Loss) for the Financial Year                   2,009,575      4,106,363

Sale of Shares                                         1,127,000            -

General Reserve                                       (1,000,000)           -

Distribution                                            (700,000)           -

Transfer to Insurance Fund                      2            -       (2,993,822)

Transfer to Capital Account                             (900,000)           -

                                                      ----------     ----------

                                                         536,575      1,112,481

Profits Brought Forward 1st July                       1,112,481            -

                                                      ----------     -----------

Profit Carried Forward 30th June                       1,649,056      1,112,481

                                                      ----------     ----------

8

BALANCE SHEET AS AT 30TH JUNE 1996

                             Note            1996                 1995
                                               $                    $
FIXED ASSETS

Tangible Assets                3                  235,241                294,051

CURRENT ASSETS

Bank Balances and Deposits     7      910,128                962,579

Investments - Deposits         5    7,600,000              7,000,000

            - Other            6    3,989,800                    -

Amounts Receivable within
  One Year:

Companies and Brokers          4    9,090,395              9,725,729

Loans outstanding                      34,000                    -

Debtors                             1,127,000                    -

Loss Reserves with Cedants            815,653                    -

                                   ----------             ----------
                                   23,475,796             17,688,308

CURRENT LIABILITIES

Amounts Payable within
  One Year

Companies                      8     (150,000)               (43,700)

Other Creditors                9      (48,702)                (4,000)

                                   ----------             ----------

                                     (198,702)               (47,700)

                                   ----------             ----------

Net Current Assets                             23,277,274             17,640,608

                                               ----------             ----------

Total Assets Less Liabilities                  23,512,515             17,934,659

                                               ----------             ----------

                             Note                 1996                  1995
                                                    $                     $
CAPITAL AND RESERVES

Called up Share Capital       10                7,000,000               100,000

Share Premium Account                                 -               1,000,000

General reserve                                 1,000,000             5,000,000

                                               ----------            ----------

                                                8,000,000             6,100,000

Insurance Funds                2               13,863,459            10,722,178

Profit and Loss Account       11                1,649,056             1,112,481

                                               ----------            ----------

                                               23,512,515            17,934,659

                                               ----------            ----------

NOTES TO THE FINANCIAL STATEMENTS

PERIOD ENDED 30TH JUNE 1996

1. ACCOUNTING POLICIES

The financial statements have been prepared under the historical cost convention.

The premium income of the Company consists of all premiums payable and accruing from lines written in the period. These premiums are expressed in US Dollars though original currencies vary.

CURRENCY CONVERSION

Where practical, actual exchange rates have been used to convert transactions during the period and rates of exchange ruling at date of the Balance Sheet.

PREMIUM INCOME

The premiums of the Company have two distinct areas of generation:

Treaty Lines      73.84%

Faculative Lines  26.16%

LOSS ON EXCHANGE

Loss on Exchange are losses incurred as a result of exchange from original currency or charges related to same made by banks in relation to estimates on the active hedging strategy.

2.  INSURANCE FUND

The insurance fund adequacy is assessed by reference to the review of reported and known claims, provisions of IBNRs together with projected premium development and recoveries.

3.  TANGIBLE ASSETS

These consist of fixtures and fittings, office equipment and communication systems and has been written down at the rate of 20% based on depreciation over a five year period.

4.  COMPANIES AND BROKERS

This is the amount due from Companies and Brokers at the close of business on 30th June 1996.

5.  INVESTMENTS

This represents Investment deposits, which are held by the Company's Bankers.

6.  INVESTMENTS - OTHER

This represents holdings in listed and nonlisted Company shares, debentures, and warrants.

7.  BALANCE AT BANK

This is the Bank Balance held to the Company's credit, including intra Company balances held, by Bankers at 30th June 1996.

8.  AMOUNTS PAYABLE WITHIN ONE YEAR

Is the premiums and commissions to Companies for the period.

9.  OTHER CREDITORS

Audit fees due     $ 4,650

Other creditors    $44,052

10.  SHARE CAPITAL

Authorised         $ 7,000,000

Issued             $ 7,000,000

The Directors have decided to increase the authorised and paid up share capital to $25,000,000.00 and are at present waiting regulatory approval.

11.  PROFIT AND LOSS ACCOUNT

This represents the retained profit for the period.

12.  TAXATION

The Company is a non-resident Irish Company and is therefore not liable to tax.

FUTURE OPERATIONS PROFILE

During the preceding year several trends that started in 1994 in the world-wide reinsurance industry have continued and will no doubt be observed in the coming year these range from;

 . the importance of jurisdictions such as Bermuda which through the introduction of new capital are a significant new competitive element in the market, to;

 . the creation of new captive entities, a sector which experienced somewhat of a new boom in the recent past.

These have all lead to the establishment of higher retention levels in businesses all over the world. This can also be seen in terms of the consolidation in the industry whereby several large European and U.S. reinsurers have been on acquisitive forays into each others markets.

These situations far from being a threat must be treated as new opportunities for the Company, as it continues to specialise its activity and develop new niches. These areas, of expertise and new niches, provide the possibility for positive growth prospects in the future, particulary when viewed from the solid base that the Company is providing.

This solid base can be viewed by a reference to the reserves of the Company, and in particular their structure.




                         [GRAPHIC DESCRIPTION TO COME]




The chart demonstrates the level of reserves expressed in the accounts, and unlike the previous figures takes full account of the increase in capital. Though of course there is a further increase in capital that is currently awaiting regulatory approval and as such cannot be fully reviewed in these figures. Even so there is the demonstration of the Company's wish to provide a high level of security to its cedants and generally engender confidence in its abilities to brokers.

In particular the insurance funds of the Company have been increased by a generous proportion, and again in accordance with our previous outlook the greater part is allocated to claims reserves. These reserves are entirely dedicated to the efficient settlement of accepted claims, which is an overriding goal of the Company as service to cedants in a corner stone of the Company ethos, and can only allow the Company to prosper its current portfolio and the excellent relations with all parties with which it deals.

Following on from the trends perceived within the year there has been an impact on the development of the 1996 renewal campaign in all markets. Particularly, reductions were observed in rates, as well as restructuring of shares, and reduction of limitations that were included in proportional agreements in previous years. This may well be in general from a larger capacity supply, though it is felt that with the increase in capital there will be a reversal of this.




                         [GRAPHIC DESCRIPTION TO COME]




Again Merrion must, and will, focus on its specialist products and niche areas where sustained growth can be maintained. The growth to date can be realised as shown.

These factors, and in particular the current sustained growth, lead to the Company's highly competitive stance and attitude in the market, which will exert an influence in what is left of 1996, and in years to come being reflected in constantly improved figures.

THE BOARD OF DIRECTORS





                   [PICTURE OF MICHAEL GLYNOS APPEARS HERE]
                         Mr. Michael Glynos (American)
                               Honorary Chairman








     [PICTURE OF DARREN THOMAS                   [PICTURE OF FRANCOIS VERKAEREN
           APPEARS HERE]                                  APPEARS HERE]
     Mr. Darren Thomas (British)                Mr. Francois Verkaeren (Belgian)
            Managing




   [PICTURE OF ALEXANDER BALYSZ                    [PICTURE OF ASHLEY GORDON
           APPEARS HERE]                                  APPEARS HERE]
       Mr. Alexander Balysz (Polish)               Mr. Ashley Gordon (British)
                                                          Non Executive

THE REGISTERED AND MAIN ADMINISTRATIVE OFFICE IS SITUATED AT

20 Upper Merrion Street
Dublin 2
Ireland
Tel. No.: +353 (1) 676-1223
Fax No.:  +353 (1) 676-3193

THE BELGIUM REPRESENTATIVE OFFICE IS SITUATED AT

300 Avenue Louise
1050 Brussels
Belgium
Tel. No.: +32 (2) 649-5040
Fax No.:  +32 (2) 649-9120

THE LONDON REPRESENTATIVE OFFICE IS SITUATED AT

97A Chase Side
2nd Floor
Southgate
London N14 5BU
England
Tel. No.: +44 (181) 882-8988
Fax No.:  +44 (181) 882-4105

POINTS OF CONTACT

All the board members are contactable through the main administrative office, though in rotation they move between the various offices of the Company.

The Tied Agency with Financial Surety International Ltd., continues and they may be contacted at:

97A Chase Side
Southgate
London N14 5BU
England
Tel. No.: +44 (181) 882-1078
Fax No.:  +44 (181) 882-7075




Acknowledgements:
Mr. H. Kelly, Hugh Kelly Production, 0181-886 3172
West Lodge Park Hotel, Hadley Wood,  0181-440 8311

                                                                              15